SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2004
                                                 --------------------

                                AMREP CORPORATION
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             (Exact name of registrant as specified in its Charter)


          Oklahoma                        1-4702                59-0936128
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(State or Other Jurisdiction           (Commission            (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


          641 Lexington Avenue, New York, New York             10022
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        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (212) 705-4700
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          ----------------------------------------------


          On December 8, 2004, AMREP Corporation issued a press release that reported its results of operations for the three and six month periods ended October 31, 2004. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

          The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.
          -----------------------------------

          (c) Exhibits:

          99.1 Press   Release,  dated  December   8,  2004,  issued  by  AMREP
               Corporation.


                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMREP CORPORATION


     Date: December 9, 2004                  By: /s/ Peter M. Pizza
           ----------------                      ------------------
                                                 Peter M. Pizza
                                                 Vice President and
                                                 Chief Financial Officer



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


                                  EXHIBIT INDEX
                                  -------------

 Exhibit
  Number     Description
 -------     -----------

  99.1       Press release, dated December 8, 2004, issued by AMREP Corporation.

                                       3